UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

NATIONAL FUEL GAS COMPANY
(Name of Registrant as Specified in its Charter)

New Mountain Vantage GP, L.L.C.
New Mountain Vantage, L.P.
New Mountain Vantage (California), L.P.
New Mountain Vantage (Texas), L.P.
New Mountain Vantage Advisers, L.L.C.
New Mountain Vantage (Cayman) Ltd.
New Mountain Vantage HoldCo Ltd.
Mr. Steven B. Klinsky,
NMV Special Holdings, LLC
California Public Employees’ Retirement System
F. Fox Benton, III
David M. DiDomenico
Frederic V. Salerno

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2008 ANNUAL MEETING OF THE SHAREHOLDERS
OF
NATIONAL FUEL GAS COMPANY

PROXY STATEMENT OF
VANTAGE

This proxy statement and the enclosed BLUE proxy card are being furnished to shareholders of National Fuel Gas Company (“NFG” or the “Company”) in connection with the solicitation of proxies by New Mountain Vantage Advisers, L.L.C., a Delaware limited liability company and an institutional asset manager (“NMV Advisers”), and related parties, together with the California Public Employees’ Retirement System, a unit of the California State and Consumer Services Agency charged with oversight of the Public Employees’ Retirement Fund (“CalPERS”) (collectively, “we” or “Vantage”), to be used at the 2008 annual meeting of shareholders of the Company, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2008 Annual Meeting”). The 2008 Annual Meeting is scheduled to be held at           (local time) on           at          .

We are soliciting your proxy to vote at the 2008 Annual Meeting for the election of our nominees, F. Fox Benton, III, David M. DiDomenico and Frederic V. Salerno (collectively, the “Nominees”) to serve as directors of the Company.

This proxy statement and the BLUE proxy card are first being furnished to shareholders on or about December      , 2007.

THIS SOLICITATION IS BEING MADE BY VANTAGE AND NOT ON BEHALF OF NATIONAL FUEL GAS COMPANY OR ITS BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS”).

The Company has disclosed that the record date for determining shareholders entitled to notice of and to vote at the 2008 Annual Meeting is December 26, 2007 (the “Record Date”). Holders of shares of common stock of the Company, $1.00 par value per share (the “Common Shares”), at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting.

If you are a shareholder on the Record Date, you will retain your right to vote at the 2008 Annual Meeting even if you sell your Common Shares after the Record Date. According to the Company’s definitive proxy statement for the 2008 Annual Meeting filed with the SEC on           (the “NFG Proxy Statement”), as of the Record Date there were           Common Shares outstanding and entitled to vote at the 2008 Annual Meeting. Shareholders have one vote for each Common Share they own on the Record Date with respect to all matters to be considered at the 2008 Annual Meeting.

As of December 18, 2007, Vantage and the Nominees, collectively, beneficially owned, in the aggregate, 8,076,206 Common Shares, representing approximately [9.7]% of the Common Shares outstanding as of          . Vantage intends to vote such Common Shares FOR the election of its Nominees.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE COMPANY. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF NFG CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, VANTAGE URGES YOU TO VOTE YOUR BLUE PROXY CARD FOR F. FOX BENTON, III, DAVID M. DIDOMENICO AND FREDERIC V. SALERNO.

If you are a registered shareholder, there are four ways to vote. You may vote:

1. By calling the toll-free telephone number indicated on your BLUE proxy card. Easy-to-follow voice prompts allow you to vote your Common Shares and confirm that your instructions have been properly recorded. Your telephone vote authorizes the named proxies to vote your Common Shares in the same manner as if you had signed and returned a proxy card;

2. By going to the Internet website indicated on your BLUE proxy card and following the simple instructions provided on the website. As with telephone voting, you can confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Common Shares in the same manner as if you had signed and returned a proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

3. By signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided; or

4. By voting by ballot at the 2008 Annual Meeting. Please note that we recommend that you use the BLUE proxy card to submit your vote by proxy even if you plan to later attend the meeting in person.

If your Common Shares are held in the name of a brokerage firm, bank, or other custodial institution on the Record Date, only that custodian can vote those Common Shares and only upon receipt of your specific instructions. Accordingly, please follow the directions provided by your custodian to properly submit your voting instructions. You may sign, date and return a BLUE voting instruction form to your custodian, or in most cases submit voting instructions by telephone or over the Internet. If you hold your Common Shares through a bank, broker or other custodian, you must provide a legal proxy from such custodian in order to vote in person at the 2008 Annual Meeting.

If your Common Shares are held through any NFG employee benefit plan, please follow the voting directions provided by the plan’s trustee (the “Trustee”). Common Shares held in the Company’s employee benefit plans that are entitled to vote will be voted by the Trustee pursuant to the plan participants’ instructions. According to the NFG Proxy Statement, Common Shares held in any employee benefit plan that such participants are entitled to vote, but do not vote, will be voted by the Trustee in proportion to the voting instructions received for other Common Shares. As described in the NFG Proxy Statement, if you own Common Shares held in one of the Company’s employee benefits plans, you will receive a separate voting instruction form to instruct the Trustee as to how to vote your Common Shares.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY. EVEN IF YOU DO SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY CARD BY USING THE ENCLOSED BLUE PROXY CARD TO VOTE BY TELEPHONE OR THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST-DATED VOTE COUNTS!

SHAREHOLDERS AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF YOUR COMMON SHARES WERE SOLD AFTER THE RECORD DATE.

Vantage has retained Innisfree M&A Incorporated to assist in communicating with shareholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions about executing your BLUE proxy card, voting by telephone or the Internet or if you require assistance, please contact:

INNISFREE M&A INCORPORATED
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll-Free: (877) 456-3422
Banks and Brokers Call Collect: (212) 750-5833

REASONS TO VOTE FOR VANTAGE’S SLATE OF NOMINEES

Based on public filings, Vantage believes it collectively owns more Common Shares than any other shareholder. We want to maximize the value of Common Shares for the benefit of shareholders. We expect that our Nominees, if elected, would provide a new voice and fresh perspective to the deliberations of the Board of Directors.

There can be no assurances that the Nominees and the Board of Directors will succeed in increasing shareholder value. Our Nominees will, if elected, constitute a minority of the Board of Directors and, therefore, even if they vote in the same manner on any particular proposal to come before the Board of Directors, they will not be able to adopt any measures without the support of other members of the Board of Directors. Vantage believes, however, that the Nominees, if elected to the Board of Directors, will be in a position to have a positive impact on the Company and to bring to the deliberations of the Board of Directors the perspective of a large shareholder who is focused on maximizing shareholder value.

We believe that our Nominees are best suited to help increase shareholder value at NFG. Our Nominees are committed to acting in the best interests of shareholders. We believe that your voice in the future of NFG can best be expressed through the election of our Nominees. Accordingly, we urge you to vote your BLUE proxy card FOR F. Fox Benton, III, David M. DiDomenico and Frederic V. Salerno.

ELECTION OF DIRECTORS

NFG’s Restated Certificate of Incorporation, dated September 21, 1998, as amended and as filed with the SEC, provides that the Board of Directors is divided into three classes, whose terms are for staggered three year periods, and that these three classes are required to be as nearly equal in number as possible. The Board of Directors is currently divided into three classes of directors: a class of four directors whose term expires in 2010; a class of three directors whose term expires in 2009; and a class of three directors whose term expires in 2008. According to the NFG Proxy Statement, three directors are to be elected to the Board of Directors at the 2008 Annual Meeting.

We are soliciting your proxy for the election of our Nominees at the 2008 Annual Meeting to serve as directors of the Company until the 2011 Annual Meeting and their successors are duly elected and qualified. Our Nominees, if elected, will not constitute a majority of the Board of Directors. If our Nominees are elected and take office as directors they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

Our Nominees will not receive any compensation from Vantage or its affiliates for their service as directors of the Company if elected. If elected, our Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for service of non-employee directors, the latest disclosure of which is described in the NFG Proxy Statement.

     Biographical Information

Background information about our Nominees, including their present principal occupation or employment and material occupations, positions and offices or employment for the past five years, is set forth below. Please see “Certain Information Regarding the Participants” and Annex A for additional information about our Nominees.

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships

F. Fox Benton, III 919 Milam, Suite 1900 Houston, Texas 77002	40	Mr. Benton is currently employed as the President of Moreno Energy, Inc., which he joined in 2005. From 1999 until 2005 he was the Chief Financial Officer of Ultra Petroleum Corp. (NYSE: UPL), which engages in the development, production, operation, exploration, and acquisition of oil and natural gas properties primarily in the Green River Basin, southwest Wyoming and Bohai Bay, offshore China. UPL provided a total return in excess of 10,000% for the five year period prior to the end of Mr. Benton’s tenure at UPL. Mr. Benton previously served as Vice President of Moreno International and Vice President of Walter International, Inc. Walter, which was acquired by CMS Energy Corporation in 1995, engaged in international exploration and production with significant development and production operations in North and West Africa and project generation and screening activity in Africa, Latin America, South Asia and Europe. Mr. Benton is currently a director of Ember Resources and Destination Media and serves as a trustee for the Houston Museum of Natural Science and the National Outdoor Leadership School.

David M. DiDomenico c/o New Mountain Vantage, L.P. 787 Seventh Avenue, 49th Floor New York, NY 10019	37	Mr. DiDomenico is currently employed as a Managing Director with NMV Advisers and New Mountain Capital, L.L.C., which he joined in 2005. He was previously associated with Lehman Brothers’ Neuberger Berman division from 2002 to 2005 where he was responsible for managing over $3 billion of institutional and mutual fund assets. From 1999 to 2002, Mr. DiDomenico was a member of the acquisitions team at Starwood Capital Group where he focused on corporate and real estate transactions. From 1998 to 1999, he was an analyst at Tiger Management.

Frederic V. Salerno c/o New Mountain Vantage, L.P. 787 Seventh Avenue, 49th Floor New York, NY 10019	64	Mr. Salerno has since 2006 served as a Senior Advisor to New Mountain Capital, L.L.C. Mr. Salerno retired as Vice Chairman and CFO of Verizon, Inc. in September 2002 after more than 37 years in the telecommunications industry. Prior to the Bell Atlantic/GTE merger, which created Verizon, Mr. Salerno was Senior Vice Chairman and CFO of Bell Atlantic. Mr. Salerno joined New York Telephone in 1965. In 1983 Mr. Salerno became Vice President and in 1987, he was appointed President and CEO. Mr. Salerno serves as trustee of the Inner City Scholarship Fund and the Partnership for Quality Education. In 1990 Mr. Salerno was appointed Chairman of the Board of Trustees of the State University of New York, a position he held until 1996. Mr. Salerno currently is a director of Akamai Technologies, Inc., Bear Stearns & Company, Inc., Intercontinental Exchange, Inc., Popular, Inc., Viacom, Inc. and CBS Corp.

Each of our Nominees has consented to serve as a director of NFG until the expiration of his respective term and until such Nominee’s successor has been elected and qualified or until the earlier resignation or removal of such Nominee. Each of the Nominees meets the director independence criteria set forth in Section 5, and does not exceed any of the Categorical Standards set forth in Section 6, of the Company’s Director Independence Guidelines attached as Appendix A to the Company’s proxy statement for the 2007 annual meeting of shareholders of the Company. Each of our Nominees also meets the share ownership criteria set forth in Article II, Section 1 of the By-laws.

The Nominees understand that, if elected as directors of NFG, they will each have an obligation under the laws of the State of New Jersey to discharge their duties as a director in good faith, consistent with their fiduciary duties to NFG and its shareholders.

     State Commission Matters

On November 8, 2007, a subsidiary of NFG, National Fuel Gas Distribution Corporation (“Distribution”), filed a petition with the Pennsylvania Public Utility Commission (the “PaPUC”) seeking, among other things, the issuance of an order compelling Vantage GP, and others acting in concert with it, to obtain a certificate of public convenience prior to any shareholder vote electing our Nominees (the “PA Petition”). The PA Petition alleges, among other things, that Vantage GP and others acting in concert with it had violated, or might violate, the Pennsylvania Public Utility Code by acquiring direct control of NFG, and thereby indirect control of Distribution without obtaining the prior approval of the PaPUC. Pennsylvania’s Office of Consumer Advocate and Office of Small Business Advocate (“OSBA”) have intervened in the proceeding, and OSBA’s Notice of Intervention requests that the PaPUC conduct an investigation, including evidentiary hearings, regarding the matters alleged in the Petition.

On November 21, 2007, Vantage filed Preliminary Objections to the PA Petition requesting that the PaPUC dismiss the proceeding, and on November 28, 2007, Vantage filed an Answer to the PA Petition in which Vantage, among other things, denied the legal conclusions alleged by Distribution. On December 3, 2007, Distribution filed an Answer to the Preliminary Objections. Both Vantage and Distribution have requested the PaPUC to decide the Preliminary Objections before or at the PaPUC’s December 20, 2007 Public Meeting; however, the PaPUC had not stated that it will issue a ruling at that time.

On December 19, 2007, Distribution filed a petition with the New York State Public Service Commission (the “NY PSC”) alleging that Vantage may have violated the New York Public Service Law (the “NY Petition”). The NY Petition seeks an order to show cause directing Vantage, among other things, to demonstrate the exact amount of Common Shares that Vantage and others allegedly acting in concert with it have acquired. Distribution also requests that the NY PSC commence an investigation to determine whether Vantage and others acting in concert with it have violated the New York State Public Service Law by attempting to acquire control of Distribution without first obtaining approval from the NY PSC and that the NY PSC require that such approval be obtained prior to any vote of NFG’s shareholders which could result in the acquisition of control by Vantage and others acting in concert with it over Distribution.

Vantage believes that the PA Petition and the NY Petition are without merit and that Vantage’s actions are consistent with its rights as a shareholder of NFG and in compliance with both the Pennsylvania Public Utility Code and the New York Public Service Law. Vantage intends to vigorously oppose the PA Petition and the NY Petition.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES BY
SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD TODAY IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS TO BE CONSIDERED AT THE 2008 ANNUAL MEETING

According to the NFG Proxy Statement, the Company is soliciting proxies to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008. Please refer to the NFG Proxy Statement for a discussion of this proposal. Vantage does not object to the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008. You may vote for or against, or you may abstain from voting on, this proposal, and the accompanying BLUE proxy card will be voted on this proposal in accordance with your instruction thereon at the 2008 Annual Meeting. If you do not indicate any voting instruction, we will vote the BLUE proxy card in our discretion based upon information in the NFG Proxy Statement and any other relevant facts of which we may be aware.

Except as set forth in this proxy statement, Vantage is not aware of any other matter to be considered at the 2008 Annual Meeting. However, if other proposals are brought before the 2008 Annual Meeting, the persons named as proxies in the enclosed BLUE proxy card will vote on such matters in their discretion.

PROXY INFORMATION

In order to ensure that your views on the proposals are heard by the Company and your vote represented at the 2008 Annual Meeting, we urge you to use the BLUE proxy card to vote today — by telephone or the Internet or by signing and dating the enclosed BLUE proxy card and returning it in the postage paid envelope provided. Execution of the BLUE proxy card will not affect your right to attend the 2008 Annual Meeting and to vote in person. However, if you hold your Common Shares through a bank, broker or other custodian, you must provide a legal proxy from such custodian in order to vote in person at the meeting.

You are eligible to vote a BLUE proxy card only if you owned the Common Shares on the Record Date. You will retain the right to execute a proxy card in connection with this proxy solicitation even if you sell your Common Shares after the Record Date. Accordingly, it is important that you vote your BLUE proxy card, even if you sell such Common Shares after the Record Date.

If your Common Shares are held in the name of a brokerage firm, bank, or other custodial institution on the Record Date, only that custodian can vote those Common Shares and only upon receipt of your specific instructions. Accordingly, please follow the directions provided by your custodian to properly submit your voting instructions. You may sign, date and return a BLUE voting instruction form to your custodian, or in most cases submit voting instructions by telephone or the Internet. Vantage urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Vantage, c/o Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

The Common Shares represented by each BLUE proxy card that is properly executed and returned to Vantage will be voted at the 2008 Annual Meeting in accordance with the instructions marked thereon. If you vote the BLUE proxy card and do not mark instructions with respect to the proposals, you will be deemed to have given a direction to vote all of the Common Shares represented by the BLUE proxy card FOR the election of all of our Nominees. If no marking is made on your BLUE proxy card with respect to the ratification of the appointment of NFG’s independent accountants, we will vote the BLUE proxy card in our discretion.

If your Common Shares are held through any NFG employee benefit plan, please follow the voting directions provided by the Trustee. Common Shares held in the Company’s employee benefit plans that are entitled to vote will be voted by the Trustee pursuant to the plan participants’ instructions. According to the NFG Proxy Statement, Common Shares held in any employee benefit plan that such participants are entitled to vote, but do not vote, will be voted by the Trustee in proportion to the voting instructions received for other Common Shares. As described in the NFG Proxy Statement, if you own Common Shares held in one of the Company’s employee benefits plans, you will receive a separate voting instruction form to instruct the Trustee as to how to vote your Common Shares. You may revoke your voting instructions previously given to the Trustee by following the instructions provided to you by the Trustee.

REVOCATION OF PROXIES

Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2008 Annual Meeting by:

•	signing, dating and returning a later-dated BLUE proxy card;

•	using the BLUE proxy card to vote by telephone or the Internet, after the date of the earlier voted proxy;

•	attending the 2008 Annual Meeting and voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation either to Vantage c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, or the Corporate Secretary of NFG at National Fuel Gas Company, 6363 Main Street, Williamsville, New York, 14221, or any other address provided by the Company.

Although a revocation is effective if delivered to the Company, Vantage requests that either the original or a copy of any revocation be mailed to Vantage c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, so that Vantage will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors and the other proposals set forth herein have been received. Vantage may contact shareholders who have revoked their proxies.

If your Common Shares are held in the name of a brokerage firm, bank, or other custodial institution on the Record Date, you may revoke your prior voting instructions by following the instructions provided by your brokerage firm, bank or other custodian.

If you own Common Shares held in one of the Company’s employee benefits plans, you may revoke your voting instructions previously given to the Trustee by following the instructions provided to you by the Trustee.

IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD SENT TO YOU BY THE COMPANY, VANTAGE URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, (2) USING THE BLUE PROXY CARD TO VOTE BY TELEPHONE OR THE INTERNET, (3) ATTENDING THE 2008 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO VANTAGE.

QUORUM AND VOTING

According to the NFG Proxy Statement, as of the Record Date, there were           Common Shares issued and outstanding and entitled to vote. Shareholders have one vote for each Common Share they own on the Record Date with respect to all matters to be considered at the 2008 Annual Meeting.

According to the currently available By-laws of the Company, as filed with the SEC (the “By-laws”), a quorum will exist at the 2008 Annual Meeting if holders of not less than a majority of the Common Shares outstanding and entitled to vote at the 2008 Annual Meeting are present in person or by proxy. Abstentions and broker non-votes will be included for purposes of determining whether a quorum exists. Broker non-votes occur when brokers do not receive voting instructions from their customers on non-routine matters and consequently have no discretion to vote on those matters. If your Common Shares are held in the name of a brokerage firm, bank nominee or other institution, you should follow the directions provided by your custodian to properly submit your voting instructions so that your Common Shares will be represented at the 2008 Annual Meeting.

According to the By-laws and the New Jersey Business Corporation Act, the affirmative vote of a plurality of the votes cast by the holders of Common Shares entitled to vote is required to elect each of the nominees for director. The affirmative vote of a majority of the votes cast with respect to the appointment of the independent registered public accounting firm by the holders of Common Shares entitled to vote is required for the appointment of PricewaterhouseCoopers LLP as NFG’s independent registered public accounting firm for its fiscal year 2008. After a quorum is determined to exist at the 2008 Annual Meeting, abstentions and broker non-votes will not be counted in tabulating the number of votes cast on proposals submitted to shareholders and therefore will have no effect on the outcome of the votes.

COST AND METHOD OF SOLICITATION; EXPENSES

Vantage has retained Innisfree M&A Incorporated to serve as an advisor and to provide consulting and analytic services and solicitation services in connection with the solicitation of proxies. For these services, Innisfree M&A Incorporated is expected to receive approximately $     , plus reimbursement for its reasonable out-of-pocket expenses. Vantage has agreed to indemnify Innisfree M&A Incorporated against certain liabilities and expenses. Proxies may be solicited by mail, courier services, Internet, advertising, telephone, facsimile or in person. It is anticipated that Innisfree M&A Incorporated will employ approximately 100 people to solicit proxies from shareholders for the 2008 Annual Meeting. Innisfree M&A Incorporated does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “Participant” in this proxy solicitation or that Schedule 14A requires the disclosure of certain information concerning Innisfree M&A Incorporated.

In addition, it is anticipated that the Nominees and certain regular employees of Vantage will participate in the solicitation of proxies in support of our Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of shareholders is estimated to be $     . As of the date hereof, Vantage has incurred approximately $     of solicitation expenses. The entire expense of our proxy solicitation is being borne by Vantage. In the event that our Nominees are elected to the Board of Directors, we will seek reimbursement of such expenses from NFG and will not submit such reimbursement to a vote of shareholders.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being conducted by Vantage which is currently comprised of the New Mountain Vantage GP, L.L.C., a Delaware limited liability company (“Vantage GP”), New Mountain Vantage, L.P., a Delaware limited partnership (“NMV”), New Mountain Vantage (California), L.P., a Delaware limited partnership (“NMVC”), New Mountain Vantage (Texas), L.P., a Delaware limited partnership (“NMVT”), NMV Advisers, New Mountain Vantage (Cayman) Ltd., a Cayman Islands exempt limited company (“NMV Offshore”), New Mountain Vantage HoldCo Ltd., a Cayman Islands exempt limited company (“NMV Offshore HoldCo”), Mr. Steven B. Klinsky (collectively, the “NMV Entities”), NMV Special Holdings, LLC, a Delaware limited liability company (“NMVSH”), CalPERS, Mr. David M. DiDomenico, Mr. Frederic V. Salerno and Mr. F. Fox Benton, III. The members of Vantage are “Participants” (as defined in instruction 3 to Item 4 of Exchange Act Rule 14a-101) in this proxy solicitation. Information relating to the beneficial ownership of Common Shares by the Participants in this solicitation and certain other information relating to the Participants is set forth below and in Annex A attached hereto.

NMV, NMVC, NMVT and NMV Offshore were each formed to seek long-term capital appreciation primarily through investments in publicly-traded equity securities of companies whose equity securities are listed primarily on a U.S. securities exchange. NMV Offshore HoldCo was formed to hold securities on behalf of NMV Offshore, its sole member.

NMVSH was formed for the purpose of investing in Common Shares and carrying out its investment strategy as further described below. The sole members of NMVSH are Vantage GP and CalPERS. CalPERS provides retirement and health benefits to more than 1.4 million public employees, retirees, and their families and more than 2,500 employers. CalPERS is the nation’s largest public pension fund with assets totaling more than $213 billion.

Vantage GP is the general partner of NMV, NMVC and NMVT and the managing member of NMVSH, and is principally engaged in the business of serving as NMV’s, NMVC’s and NMVT’s general partner and NMVSH’s managing member.

NMV Advisers serves as the investment advisor and manager of each of NMV, NMVC, NMVT and NMV Offshore and is principally engaged in the business of managing NMV, NMVC, NMVT and NMV Offshore.

Mr. Steven B. Klinsky is the sole managing member of Vantage GP and the sole member of NMV Advisers. Mr. Klinsky is engaged principally in the business of serving as the sole managing member of Vantage GP and the sole member of NMV Advisers and as the Chief Executive Officer and sole member of New Mountain Capital L.L.C., a Delaware limited liability company (“New Mountain Capital”), which is principally engaged in managing private equity funds. Mr. Klinsky is a citizen of the United States of America.

The principal business address of each of the Participants (other than NMV Offshore, NMV Offshore HoldCo, CalPERS and Mr. Benton) is 787 Seventh Avenue, 49th Floor, New York, NY 10019. The principal business address of each of NMV Offshore and NMV Offshore HoldCo is c/o Walkers SPV Limited, PO Box 908GT, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands. The principal business address of CalPERS is Lincoln Plaza, 400 Q Street, Sacramento, CA 95814. The principal occupation and business address of each of Mr. Benton, Mr. DiDomenico and Mr. Salerno is set forth above under “Election of Directors.”

     Beneficial Ownership of Common Shares

The following table shows the number of Common Shares each of the members of Vantage and the Nominees may be deemed to beneficially own as of December 18, 2007. Please see Annex A for additional information about Vantage’s purchases and sales of Common Shares.

			Percentage of
	Number of		Outstanding
Name	Shares		Common Shares*

Mr. Klinsky	7,505,100	(1)	9.0%
Vantage GP	5,310,700	(2)	6.4%
NMV Advisers	4,828,100		5.8%
CalPERS	3,242,806	(3)	3.9%
NMVSH	2,677,000		3.2%
NMV Offshore	2,194,400	(4)	2.6%
NMV Offshore HoldCo	2,194,400		2.6%
NMV	904,800		1.1%
NMVC	909,100		1.1%
NMVT	819,800		1.0%
Mr. DiDomenico	100		Less than 1%
Mr. Salerno	100		Less than 1%
Mr. Benton	5100	(5)	Less than 1%
Total(6)	8,076,206		9.7

*	Calculated on the basis of 83,473,107 Common Shares outstanding as of October 31, 2007, as reported in NFG’s Annual Report on Form 10-K for the Company’s fiscal year ended September 30, 2007, as filed with the SEC on November 29, 2007.

(1)	Mr. Klinsky may be deemed to beneficially own Common Shares that may be deemed to be beneficially owned by NMV, NMVC, NMVT, NMV Offshore and NMVSH because of his relationship with those entities. Mr. Klinsky disclaims beneficial ownership of the Common Shares beneficially owned by NMV, NMVC, NMVT, NMV Offshore and NMVSH, to the extent that partnership interests or limited liability company interests in NMV, NMVC, NMVT, NMV Offshore and NMVSH are held by persons other than Mr. Klinsky.

(2)	Vantage GP may be deemed to beneficially own Common Shares that may be deemed to be beneficially owned by NMV, NMVC, NMVT and NMVSH. Vantage GP disclaims beneficial ownership of Common Shares beneficially owned by NMV, NMVC, NMVT and NMVSH to the extent that partnership interests or limited liability company interests in NMV, NMVC, NMVT and NMVSH are held by persons other than Vantage GP.

(3)	CalPERS may be deemed to beneficially own Common Shares that may be deemed to be beneficially owned by NMVSH. CalPERS disclaims beneficial ownership of the Common Shares beneficially owned by NMVSH to the extent that membership interests in NMVSH are held by persons other than CalPERS.

(4)	NMV Offshore may be deemed to beneficially own Common Shares that may be deemed to be beneficially owned by NMV Offshore HoldCo.

(5)	Mr. Benton, who has entered into a consulting agreement with New Mountain as discussed below, is the President, director and a shareholder of Moreno Energy, Inc., a Texas Corporation (“Moreno Energy”). Moreno Energy may be deemed to beneficially own an aggregate of 5,000 Common Shares. As a result, Mr. Benton may be deemed to beneficially own all of the Common Shares that may be deemed to be beneficially owned by Moreno Energy. Moreno Energy is an energy investment company engaged principally in the business of owning direct interests in oil and gas properties and both private and public securities of energy companies. The principal business address of Moreno Energy is 919 Milam, Suite 1900, Houston, Texas 77002. No agreement or understanding exists between Mr. Benton or Moreno Energy, on the one hand, and any of the Participants, on the other hand, with respect to the disposition or the power to vote any of the Common Shares that may be deemed to be beneficially owned by Moreno Energy or Mr. Benton or with respect to the acquisition by Mr. Benton or Moreno Energy of any additional Common Shares.

(6)	Represents the total number of Common Shares, collectively, beneficially owned by the Participants.

     Other Interests of the Participants

On October 18, 2006, NMVSH was formed as a Delaware limited liability company for the purpose of carrying out its investment strategy, which is the achievement of capital appreciation by investing in the Company through open market purchases of Common Shares and related securities.

Pursuant to the Limited Liability Company Agreement of NMVSH, dated as of October 19, 2006 (the “LLC Agreement”), Vantage GP is the Class A Member and Managing Member of NMVSH (the “Class A Member” or “Managing Member”) and CalPERS is the Class B Member of NMVSH (the “Class B Member”). NMVSH has no other members. A copy of the LLC Agreement was filed as Exhibit 99.2 to the Schedule 13D filed with the SEC by Vantage on October 30, 2006 (the “Schedule 13D”). The following description of the LLC Agreement is a summary only.

The LLC Agreement provides that the Managing Member, subject to the provisions of the LLC Agreement, will have the sole and exclusive right and authority to manage and control the business and affairs of NMVSH.

Subject to limited exceptions, the Class B Member will make all determinations with respect to all acquisitions and dispositions of the Company’s securities by NMVSH and exercise all shareholder rights, including voting rights, relating to such securities. The Class B Member is required to consult with the Class A Member prior to making any such acquisitions or dispositions and in the exercise of such rights and to make a good faith effort to coordinate any acquisitions, dispositions or exercise of rights with acquisitions and dispositions of securities of the Company and exercise of rights relating to such securities by affiliates of the Class A Member.

The LLC Agreement also provides that the Managing Member will, after consultation with the Class B Member, cause NMVSH to prepare and make all regulatory filings and public statements concerning NMVSH’s investment in Common Shares and have such discussions and correspondence with the Company’s management, board of directors and shareholders as the Managing Member will determine in furtherance of the investment strategy of NMVSH.

The Class B Member has also agreed to certain restrictions on the acquisition of securities of the Company by the Class B Member and its affiliates other than NMVSH. In addition, the Class B Member may not take any action that would require a regulatory filing by NMVSH, except for the disposition of securities of the Company.

The LLC Agreement further provides that the Class A Member is entitled to an annual incentive allocation of a portion of the appreciation in the value of the Class B Member’s capital account equal to 20% of the amount by which the appreciation in the value of the Class B Member’s capital account exceeds a specified index. To the extent that the appreciation in the value of the Class B Member’s capital account does not generally exceed the specified index, the appreciation in a subsequent period must first exceed the amount of any underperformance before the Class A Member is entitled to an incentive allocation.

New Mountain Capital has entered into a consulting agreement with Mr. F. Fox Benton, III (the “Consulting Agreement”), pursuant to which Mr. Benton will advise and assist the NMV Entities with respect to their investment strategy regarding the Company. The Consulting Agreement provides that, as part of the compensation for Mr. Benton’s services, Mr. Benton will be paid a success fee based upon the performance of the NMV Entities’ investment in Common Shares in addition to a base compensation amount to be paid for the duration of the Consulting Agreement. On October 12, 2007, New Mountain Capital and Mr. Benton amended the Consulting Agreement to increase the base compensation amount from $50,000 to $200,000. A copy of the Consulting Agreement was filed as Exhibit 99.3 to the Schedule 13D. The foregoing description of the Consulting Agreement is a summary only.

From time to time, each of the NMV Entities may lend portfolio securities to brokers, banks or other financial institutions. These loans typically obligate the borrower to return the securities, or an equal amount of securities of the same class, to the lender on demand and typically the borrower is entitled to exercise voting rights and to retain dividends during the term of the loan. From time to time, to the extent permitted by applicable law, each of the NMV Entities may borrow securities, including Common Shares, for the purpose of effecting, and may effect, short sale transactions, and may purchase securities for the purpose of closing out short sale positions in such securities.

Each Participant has an interest in the election of directors at the 2008 Annual Meeting indirectly through the beneficial ownership (if any) of Common Shares. For additional information regarding the Participants, please see “Additional Information Regarding the Participants and Nominees” in Annex A below.

ADDITIONAL INFORMATION

The information concerning NFG contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Vantage has no knowledge that would indicate that statements relating to the Company contained in this proxy statement in reliance upon publicly available information are inaccurate or incomplete, we are not in a position to verify any such information or statements. Accordingly, Vantage does not take any responsibility for the accuracy or completeness of such information or for any failure by the Company to disclose events that may have occurred and may affect the significance or accuracy of any such information.

Please refer to the NFG Proxy Statement and the Company’s Annual Report filed on Form 10-K for the fiscal year ended September 30, 2007 for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company beneficially owned by the Company’s directors, nominees, and management; certain shareholders’ beneficial ownership of more than 5% of the Company’s voting securities; certain biographical information on the Company’s directors and executive officers; executive compensation; the Company’s procedures for nominating directors; the committees of the Board of Directors and other information concerning the Board of Directors; and the procedures for submitting shareholder proposals for inclusion in the Company’s proxy statement for the 2009 annual meeting of shareholders of the Company and for consideration of shareholder proposals at the 2009 annual meeting. The participants in the solicitation of proxies described in this proxy statement take no responsibility for the accuracy or completeness of such information.

ANNEX A

CERTAIN TRANSACTIONS IN SECURITIES OF THE COMPANY

The following tables contain a summary description of all purchases and sales of the Common Shares effected within the past two years by the Participants. All purchases by the Participants were made with working capital.

TRANSACTIONS IN THE PAST TWO YEARS BY NMV

	Common		Common
	Shares		Shares
Date	Purchased	Date	Purchased

2/21/2006	14,000	6/16/2006	1,700
2/22/2006	22,100	6/21/2006	7,100
2/23/2006	20,800	6/23/2006	7,000
2/24/2006	13,700	6/23/2006	13,700
2/27/2006	12,300	6/26/2006	4,500
2/28/2006	17,600	6/27/2006	9,900
3/1/2006	9,100	6/28/2006	11,000
3/2/2006	8,100	6/29/2006	3,400
3/6/2006	19,200	6/29/2006	1,300
3/7/2006	10,600	6/30/2006	7,900
3/14/2006	7,800	7/3/2006	1,500
3/15/2006	11,200	7/5/2006	3,400
3/16/2006	3,800	7/5/2006	14,700
3/17/2006	1,700	7/6/2006	2,400
3/20/2006	2,100	7/6/2006	2,400
3/21/2006	23,400	9/14/2006	60,200
4/4/2006	35,200	10/6/2006	49,200
5/5/2006	14,500	10/9/2006	200
5/8/2006	13,100	10/10/2006	44,200
5/12/2006	42,500	10/12/2006	3,400
5/23/2006	29,500	10/16/2006	1,800
5/24/2006	27,800	10/17/2006	37,500
5/31/2006	39,700	10/17/2006	29,700
6/1/2006	11,800	10/18/2006	59,400
6/2/2006	2,900	10/19/2006	22,800
6/2/2006	19,300	8/6/2007	7,800
6/5/2006	8,600	8/7/2007	7,600
6/12/2006	8,400	8/9/2007	2,600
6/13/2006	4,400	8/10/2007	10,300
6/14/2006	3,100	8/13/2007	2,500
6/15/2006	10,500	8/14/2007	4,900

TRANSACTIONS IN THE PAST TWO YEARS BY NMVC

	Common		Common
	Shares		Shares
Date	Purchased	Date	Purchased

2/21/2006	19,300	6/21/2006	7,300
2/22/2006	30,300	6/23/2006	7,300
2/23/2006	28,600	6/23/2006	14,600
2/24/2006	18,800	6/26/2006	4,800
2/27/2006	16,900	6/27/2006	10,300
2/28/2006	24,000	6/28/2006	11,700
3/1/2006	12,400	6/29/2006	3,700
3/6/2006	24,300	6/29/2006	1,400
3/7/2006	13,500	6/30/2006	8,600
3/14/2006	10,000	7/3/2006	1,600
3/15/2006	14,300	7/5/2006	3,600
3/16/2006	4,900	7/5/2006	12,300
3/17/2006	2,100	7/6/2006	2,000
3/20/2006	2,700	7/6/2006	2,600
3/21/2006	29,800	9/14/2006	61,100
5/5/2006	14,200	10/6/2006	18,800
5/8/2006	12,800	10/9/2006	100
5/12/2006	41,700	10/10/2006	40,100
5/23/2006	31,100	10/12/2006	3,500
5/24/2006	29,300	10/16/2006	1,800
5/31/2006	42,400	10/17/2006	38,300
6/1/2006	12,500	10/17/2006	30,200
6/2/2006	3,100	10/18/2006	59,100
6/2/2006	20,900	10/19/2006	22,800
6/5/2006	9,400	8/6/2007	9,300
6/12/2006	9,000	8/7/2007	9,100
6/13/2006	4,700	8/9/2007	3,000
6/14/2006	3,200	8/10/2007	12,300
6/15/2006	11,100	8/13/2007	2,900
6/16/2006	1,800	8/14/2007	5,800

TRANSACTIONS IN THE PAST TWO YEARS BY NMVT

	Common		Common
	Shares		Shares
Date	Purchased	Date	Purchased

9/21/2006	41,200	10/17/2006	27,800
9/25/2006	41,200	10/17/2006	21,100
9/26/2006	40,000	10/18/2006	43,700
9/27/2006	25,400	10/19/2006	16,900
9/29/2006	18,500	3/14/2007	12,500
9/29/2006	26,100	6/28/2007	50,000
10/2/2006	10,300	7/10/2007	36,100
10/3/2006	5,600	7/11/2007	3,000
10/3/2006	106,100	8/2/2007	4,600
10/4/2006	127,300	8/3/2007	2,100
10/6/2006	42,100	8/6/2007	17,400
10/9/2006	200	8/7/2007	17,000
10/10/2006	34,700	8/9/2007	5,700
10/12/2006	2,500	8/10/2007	23,000
10/16/2006	1,400	8/13/2007	5,500
		8/14/2007	10,800

TRANSACTIONS IN THE PAST TWO YEARS BY NMV OFFSHORE HOLDCO

	Common		Common
	Shares		Shares
Date	Purchased	Date	Purchased

2/21/2006	34,400	6/21/2006	14,300
2/22/2006	54,300	6/23/2006	14,100
2/23/2006	51,000	6/23/2006	27,800
2/24/2006	33,500	6/26/2006	9,100
2/27/2006	30,200	6/27/2006	19,800
2/28/2006	43,000	6/28/2006	22,300
3/1/2006	22,200	6/29/2006	7,000
3/2/2006	18,500	6/29/2006	2,800
3/6/2006	46,800	6/30/2006	16,100
3/7/2006	25,900	7/3/2006	3,100
3/14/2006	19,100	7/5/2006	6,800
3/15/2006	27,400	7/5/2006	31,700
3/16/2006	9,400	7/6/2006	5,200
3/17/2006	4,000	7/6/2006	5,000
3/20/2006	5,100	9/8/2006	152,900
3/21/2006	56,800	9/11/2006	116,600
5/5/2006	26,700	9/12/2006	12,900
5/8/2006	24,100	9/14/2006	41,800
5/12/2006	78,800	12/1/2006	155,000
5/23/2006	59,400	12/4/2006	4,900
5/24/2006	55,600	12/6/2006	10,100
5/31/2006	80,600	12/7/2006	133,400
6/1/2006	23,800	7/10/2007	93,200
6/2/2006	5,900	7/11/2007	7,700
6/2/2006	39,800	8/2/2007	75,600
6/5/2006	17,800	8/3/2007	34,700
6/12/2006	17,100	8/6/2007	48,200
6/13/2006	8,900	8/7/2007	46,900
6/14/2006	6,200	8/9/2007	15,700
6/15/2006	21,400	8/10/2007	63,600
6/16/2006	3,300	8/13/2007	15,200
		8/14/2007	29,900

TRANSACTIONS IN THE PAST TWO YEARS BY NMVSH

	Common		Common
	Shares		Shares
Date	Purchased	Date	Purchased

10/23/2006	478,100	11/8/2006	3,700
10/24/2006	203,000	11/9/2006	45,900
10/24/2006	57,900	11/10/2006	29,700
10/26/2006	328,300	11/10/2006	99,300
10/27/2006	292,700	11/13/2006	161,000
10/30/2006	105,000	11/22/2006	76,400
10/31/2006	34,100	11/24/2006	16,800
10/31/2006	35,000	11/27/2006	84,600
11/1/2006	250,000	11/28/2006	73,200
11/3/2006	47,807	11/30/2006	69,676
11/6/2006	32,917	12/1/2006	50,000
11/7/2006	9,000	12/4/2006	65,000
		12/7/2006	27,900

TRANSACTIONS IN THE PAST TWO YEARS BY CalPERS

	Common		Common
	Shares		Shares
	Purchased/		Purchased/
Date	(Sold)	Date	(Sold)

12/15/2005	(11,300)	8/24/2006	(17,000)
12/19/2005	(25,500)	8/25/2006	(43,700)
12/21/2005	(27,000)	8/28/2006	(11,400)
12/22/2005	(5,900)	8/29/2006	(10,100)
12/23/2005	(100)	8/30/2006	(1,800)
12/30/2005	(10,800)	8/31/2006	(1,300)
12/30/2005	400	8/31/2006	2,044
12/30/2005	10,800	8/31/2006	6,131
1/3/2006	8,600	8/31/2006	100
1/3/2006	(3,500)	9/1/2006	2,900
1/19/2006	12,400	9/5/2006	(800)
1/26/2006	(6,200)	9/6/2006	(3,400)
1/27/2006	(6,200)	9/7/2006	(27,300)
1/27/2006	(6,200)	9/8/2006	(13,600)
1/30/2006	6,200	9/11/2006	(7,400)
2/7/2006	16,100	9/12/2006	(2,800)
2/14/2006	6,500	9/13/2006	(6,600)
2/24/2006	(300)	9/14/2006	(4,700)
2/27/2006	(200)	9/15/2006	(8,800)
2/28/2006	(700)	9/18/2006	(2,700)
2/28/2006	200	9/19/2006	(2,800)
3/6/2006	8,900	9/20/2006	(5,500)
3/27/2006	(6,500)	9/21/2006	(3,100)
3/31/2006	700	9/22/2006	(2,900)
4/3/2006	(37,839)	9/28/2006	300
4/3/2006	(2,279)	9/29/2006	(500)
4/4/2006	(16,192)	10/10/2006	(5,600)
4/4/2006	(975)	10/11/2006	(6,600)
4/5/2006	(869)	10/12/2006	(8,700)
4/5/2006	(46)	10/16/2006	(8,000)
4/6/2006	(3,200)	10/18/2006	(5,200)
4/6/2006	(200)	10/20/2006	(1,400)
4/28/2006	(200)	10/23/2006	(68,800)
5/31/2006	100	10/23/2006	(13,700)
6/15/2006	7,700	10/25/2006	(1,000)
6/16/2006	9,000	10/25/2006	(8,500)
6/19/2006	16,700	10/26/2006	(1,650)
6/20/2006	7,148	10/27/2006	(10,800)
6/23/2006	3,052	10/30/2006	(5,500)
6/27/2006	4,300	10/31/2006	(4,300)
6/30/2006	(200)	10/31/2006	(34,100)

TRANSACTIONS IN THE PAST TWO YEARS BY CalPERS

	Common		Common
	Shares		Shares
	Purchased/		Purchased/
Date	(Sold)	Date	(Sold)

7/5/2006	14,000	11/1/2006	(12,600)
7/5/2006	(3,800)	12/7/2006	(879)
7/6/2006	10,200	12/7/2006	(1,727)
7/7/2006	6,300	12/7/2006	(2,638)
7/10/2006	26,900	12/7/2006	(5,181)
7/11/2006	8,800	12/21/2006	(2,100)
7/12/2006	5,700	2/15/2007	(670)
7/13/2006	10,100	2/15/2007	670
7/14/2006	17,400	2/21/2007	(670)
7/17/2006	16,500	2/26/2007	(1,544)
7/18/2006	9,500	2/26/2007	(4,631)
7/18/2006	7,900	2/28/2007	(200)
7/19/2006	8,200	3/7/2007	(16,850)
7/19/2006	7,400	3/7/2007	16,850
7/20/2006	13,300	3/16/2007	(4,400)
7/20/2006	12,000	3/30/2007	(1,300)
7/21/2006	25,800	4/16/2007	(11,500)
7/21/2006	8,869	4/16/2007	11,500
7/21/2006	2,956	4/18/2007	(28,350)
7/21/2006	20,600	5/7/2007	1,800
7/24/2006	15,300	5/8/2007	800
7/24/2006	11,700	5/9/2007	200
7/25/2006	11,400	6/21/2007	(5,680)
7/25/2006	7,700	6/21/2007	5,680
7/26/2006	12,100	6/22/2007	(164)
7/26/2006	11,200	6/22/2007	(5,680)
7/27/2006	17,800	6/29/2007	(800)
7/28/2006	15,100	8/14/2007	(1,600)
7/31/2006	16,700	8/15/2007	(2,300)
7/31/2006	1,631	8/17/2007	(1,900)
7/31/2006	4,894	8/20/2007	(1,880)
7/31/2006	(100)	8/29/2007	(200)
8/1/2006	78,500	8/30/2007	(300)
8/1/2006	11,100	8/31/2007	(300)
8/1/2006	(78,500)	9/14/2007	(23,440)
8/2/2006	3,900	9/14/2007	23,440
8/3/2006	3,900	9/17/2007	(5,860)
8/4/2006	13,300	9/19/2007	(4,190)
8/7/2006	2,400	9/24/2007	(13,390)
8/9/2006	15,400	10/16/2007	(2,400)
8/9/2006	590	10/16/2007	2,400
8/9/2006	1,141	10/17/2007	(1,400)

TRANSACTIONS IN THE PAST TWO YEARS BY CalPERS

	Common		Common
	Shares		Shares
	Purchased/		Purchased/
Date	(Sold)	Date	(Sold)

8/9/2006	1,772	10/18/2007	(100)
8/9/2006	3,422	10/19/2007	(900)
8/10/2006	16,500	10/23/2007	(1,900)
8/11/2006	13,800	10/23/2007	1,900
8/14/2006	26,000	10/24/2007	(1,900)
8/15/2006	16,300	11/21/2007	(1,600)
8/16/2006	16,000	11/26/2007	(1,100)
8/17/2006	17,500	12/11/2007	(5,000)
8/17/2006	7,800	12/11/2007	5,000
8/18/2006	16,700	12/12/2007	(1,000)
8/22/2006	(8,700)	12/12/2007	(1,000)
8/22/2006	200	12/12/2007	(1,000)
8/23/2006	(20,100)	12/12/2007	(1,000)
8/24/2006	(1,210)	12/13/2007	(1,000)

TRANSACTIONS IN THE PAST TWO YEARS BY MR. F. FOX BENTON, III

	Common
	Shares
Date	Purchased

10/19/2007	5,000	(1)
4/10/2007	200	(2)
4/11/2007	200	(3)
11/30/2007	100

(1)	Represents purchase of 5,000 Common Shares by Moreno Energy. As discussed above under “Certain Information Concerning the Participants,” Mr. Benton may be deemed to beneficially own all of the Common Shares that may be deemed to be beneficially owned by Moreno Energy.

(2)	Represents a purchase by Moreno Energy of call options of Common Shares at a purchase price of $1.53 per call option for each Common Share. The call options, which were exercisable at a strike price of $50, expired without being exercised on October 19, 2007.

(3)	Represents a purchase by Moreno Energy of call options of Common Shares at a purchase price of $1.53 per call option for each Common Share. The call options, which were exercisable at a strike price of $50, expired without being exercised on October 19, 2007.

TRANSACTIONS IN THE PAST TWO YEARS BY MR. DAVID M. DIDOMENICO

Common
Shares
Date	Purchased

12/06/2007	100

TRANSACTIONS IN THE PAST TWO YEARS BY MR. FREDERIC V. SALERNO

Common
Shares
Date	Purchased

11/29/2007	100

ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS AND THE NOMINEES

Other than as disclosed in this proxy statement, none of the Participants (including the Nominees), directly or indirectly:

(a) has any substantial interest, by security holdings or otherwise, in any matter to be acted upon at the 2008 Annual Meeting, other than election to office;

(b) beneficially owns, nor do any of their associates beneficially own, securities of the Company;

(c) owns any securities of the Company of record and not beneficially;

(d) is, or was, within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

(e) has or will have, nor do any of the members of their immediate families, have or will have, a material interest in any transaction or series of transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000;

(f) has any arrangement or understanding with any person with respect to (i) any future employment by the Company or its affiliates or (ii) with respect to any future transactions to which the Company or any of its affiliates will or may be a party;

(g) is a party to an arrangement or understanding between the Participants and any Nominee or any other person or persons with respect to the nomination of the Nominees; or

(h) is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

In addition, except as set forth in this proxy statement, none of our Nominees:

(1) currently holds any position or office with the Company or has ever served as a director of the Company;

(2) has any family relationship, by blood, marriage, or adoption, not more remote than first cousin, to any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer;

(3) has, or during the Company’s last fiscal year had, any of the relationships which would require disclosure pursuant to Item 404(b) of Regulation S-K promulgated by the SEC;

(4) is, or during the Company’s last fiscal year was, subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Company and, accordingly, during the Company’s last fiscal year, was required to file any reports pursuant to Section 16 of the Exchange Act with respect to the Company;

(5) has been involved in any legal proceedings or involved in other events described in Item 401(f) of Regulation S-K promulgated by the SEC;

(6) is a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940; or

(7) was, nor were any of their associates, awarded or paid, nor did they earn, during the last three fiscal years, compensation or personal benefits (including, without limitation, those which would be required to be disclosed pursuant to Item 402 of Regulation S-K) for any services rendered in any capacity to the Company or its subsidiaries or affiliates.

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED [              ]
PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.

▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED▼

PROXY SOLICITED BY VANTAGE

2008 Annual Meeting of Shareholders of NATIONAL FUEL GAS COMPANY
[INSERT DATE]

B	The undersigned hereby appoints Steven B. Klinsky and David M. DiDomenico, or either of them acting in the absence of the
L	other, with full power of substitution as attorneys and proxies for the undersigned and authorizes them to represent and vote, as
U	designated, all of the shares of common stock of National Fuel Gas Company (the “Company” or “NFG”) that the undersigned would be
E	entitled to vote if personally present at the 2008 Annual Meeting of shareholders of NFG, including any adjournments or postponements of such meeting or any meeting held in lieu thereof (the “2008 Annual Meeting”) and with discretionary authority as to any other matters
P	that may properly come before the 2008 Annual Meeting. IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD
R	WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE
O	DEEMED TO HAVE VOTED FOR ANY SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE
X	FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER
Y	PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.
YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY.
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

PROXY SOLICITED BY VANTAGE
2008 Annual Meeting of Shareholders of NATIONAL FUEL GAS COMPANY
[                       ]
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of National Fuel Gas Company common stock for the upcoming Annual Meeting of Shareholders.
PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-866-242-0588, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1351. Please follow the simple instructions.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/nfg, and follow the simple instructions. Please note you must type an “s” after http.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
OR

3.	Vote by Mail – If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Vantage, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED▼

VANTAGE STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF VANTAGE’S NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 1 — To elect F. Fox Benton, III, David M. DiDomenico and Frederic V. Salerno to the Board of Directors.

FOR ALL NOMINEES [   ]     WITHHOLD FROM ALL NOMINEES [   ]     FOR ALL EXCEPT [   ]

NOTE: If you wish to withhold authority to vote for one or more Vantage nominees, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.
PROPOSAL 2 — To ratify the Company’s Audit Committee’s selection of PricewaterhouseCoopers LLP as NFG’s independent auditors for fiscal year 2008.
FOR [   ]     AGAINST [   ]      ABSTAIN [   ]
Vantage does not object to shareholders voting for Proposal 2.

Dated:

Signature

Title or Authority

Signature (if held jointly)

Please sign exactly as name appears hereon. If shares are registered in joint name, all joint owners should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TODAY.